[ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08388

Morgan Stanley Asia-Pacific Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 22nd Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 33rd Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2005 Annual Report

December 31, 2005

Morgan Stanley

Asia-Pacific Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley Asia-Pacific Fund, Inc.

Letter to Stockholders	Overview

Performance

For the year ended December 31, 2005, the Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share of 20.11%, net of fees and 22.58%, respectively, compared to 23.11% for its benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia- Pacific Free ex-Japan Net (the “Index”), with each index weighted equally. On December 31, 2005, the closing price of the Fund shares on the New York Stock Exchange was $15.53, representing a 10.4% discount to the Fund’s net asset value per share.

Factors Affecting Performance

•        Stock selection was the primary detractor to performance while country allocation was neutral.

•        From a top-down perspective, an underweight in Australia and an overweight in Japan relative to the Index proved advantageous to performance. However, these positives were offset by overweights in Hong Kong and Thailand, which negatively affected performance.

•        From a bottom-up perspective, overweights versus the Index in a number of Taiwan technology stocks were significant positive contributors to relative performance. These strong holdings hailed from niche areas in the technology sector and benefited from strong demand and profit margin preservation.

•        Overweights in selected Australian metal and mining stocks further enhanced performance as commodity prices increased through 2005. South Korea’s heavy engineering and construction industry and its consumer discretionary sector were also represented among the Fund’s top-performing holdings. In contrast, performance was slowed by an underweighting in Chinese energy stocks, which rallied as oil prices soared.

•        Stock selection in Japan was a material detractor to performance, particularly in the second half of the year. In the third quarter, overweighted exposures to international blue chip stocks selected from the technology hardware and equipment sector and the consumer durables sector dampened relative performance. These holdings suffered amid concerns about the negative effects of rising oil prices on U.S. consumption and the global economy. In September, Japanese banks surged as fast money poured into the Japanese equity markets. In this environment, the Fund’s underweight position to banks hindered relative performance.

•        In the fourth quarter, Japan’s growth-oriented stocks generally outperformed, particularly in the later half of December. As foreign investors largely remained on the sidelines, Japanese individual investors and position traders fueled a rally in momentum driven stocks. Against this backdrop, an underweighting in the software and services sector slowed performance. Overweighted exposures to stocks selected from technology hardware and equipment and from consumer durables and apparel proved disadvantageous due to stock-specific reasons. An underweighted exposure to financials, including brokerage houses and consumer finances, detracted as well.

Management Strategies

•        As of the close of the period, the Fund was positioned defensively in terms of its exposure to Japanese equities, based on our concerns about the sustainability of valuations.

•        The Fund reflects our focus on economies where growth drivers are more endogenous and influenced by domestic demand.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

2	January 2006

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments	December 31, 2005

	Shares	Value (000)
COMMON STOCKS (98.0%)
(Unless Otherwise Noted)
Australia (8.7%)
Beverages
Foster’s Group Ltd.	477,250	$1,953
Lion Nathan Ltd.	178,700	1,001
McGuigan Simeon Wines Ltd.	175,500	373
		3,327
Biotechnology
CSL Ltd.	93,200	2,905
Capital Markets
Macquarie Bank Ltd.	40,100	2,004
Commercial Banks
Australia & New Zealand Banking Group Ltd.	255,659	4,490
National Australia Bank Ltd.	144,100	3,424
Westpac Banking Corp.	31,500	526
		8,440
Commercial Services & Supplies
Brambles Industries Ltd.	394,700	2,929
Food & Staples Retailing
Metcash Ltd.	412,400	1,361
Hotels, Restaurants & Leisure
Tattersall’s Ltd.	(a)318,800	746
UniTAB Ltd.	212,550	2,118
		2,864
Insurance
AMP Ltd.	589,750	3,326
Insurance Australia Group Ltd.	354,100	1,407
QBE Insurance Group Ltd.	107,900	1,551
		6,284
Metals & Mining
BHP Billiton Ltd.	458,377	7,648
Newcrest Mining Ltd.	36,750	655
Rio Tinto Ltd.	54,350	2,750
Zinifex Ltd.	416,800	2,103
		13,156
Paper & Forest Products
Great Southern Plantations Ltd.	235,400	507
Gunns Ltd.	656,900	1,566
		2,073
Real Estate
Mirvac Group	286,400	865
Westfield Group	180,850	2,409
		3,274
Textiles, Apparel & Luxury Goods
Billabong International Ltd.	311,500	3,317
Transportation Infrastructure
Macquarie Airports	411,600	$957
Macquarie Infrastructure Group	180,600	471
		1,428
		53,362
China (2.4%)
Airlines
Air China Ltd., ‘H’	(a)477,000	152
Commercial Banks
China Construction Bank, ‘H’	(a)(c)9,829,000	3,423
Electric Utilities
Huadian Power International Co.	2,274,000	581
Electronic Equipment & Instruments
Kingboard Chemical Holdings Ltd.	558,000	1,511
Food Products
Global Bio-Chem Technology Group Co., Ltd.	1,564,000	686
Health Care Equipment & Supplies
Moulin Global Eyecare Holdings Ltd.	(a)(b)1,616,000	@—
Household Durables
Grande Holdings Ltd.	735,000	569
Industrial Conglomerates
Hutchison Whampoa Ltd.	309,000	2,943
Insurance
China Life Insurance Co., Ltd., ‘H’	(a)764,000	675
Ping An Insurance Group Co. of China Ltd., ‘H’	350,000	645
		1,320
Metals & Mining
Asia Aluminum Holdings Ltd.	(a)7,298,000	631
Textiles, Apparel & Luxury Goods
Fountain Set Holdings Ltd.	1,258,000	580
Victory City International Holdings Ltd.	3,178,000	922
		1,502
Wireless Telecommunication Services
China Mobile Hong Kong Ltd.	370,000	1,751
		15,069
Hong Kong (5.7%)
Commercial Banks
BOC Hong Kong Holdings Ltd.	524,000	1,007
Dah Sing Financial Holdings Ltd.	53,600	373
		1,380
Hotels, Restaurants & Leisure
China Travel International Investment Hong Kong Ltd.	2,650,000	636

The accompanying notes are an integral part of the financial statements.	3

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

	Shares	Value (000)
Hong Kong (cont’d)
Household Durables
Techtronic Industries Co.	1,159,000	$2,758
Real Estate
Cheung Kong Holdings Ltd.	287,000	2,945
Great Eagle Holdings Ltd.	770,000	2,155
Henderson Land Development Co., Ltd.	566,000	2,664
Hysan Development Co., Ltd.	685,000	1,696
New World Development Ltd.	3,611,800	4,961
Swire Pacific Ltd., ‘A’	211,000	1,894
		16,315
Semiconductors & Semiconductor Equipment
Solomon Systech International Ltd.	3,004,000	1,249
Specialty Retail
Esprit Holdings Ltd.	1,753,500	12,461
		34,799
India (2.4%)
Automobiles
Hero Honda Motors Ltd.	84,630	1,617
Commercial Banks
State Bank of India Ltd.	(b)128,735	2,826
Union Bank of India Ltd.	919,000	2,494
		5,320
Electrical Equipment
Bharat Heavy Electricals Ltd.	165,937	5,115
Textiles, Apparel & Luxury Goods
Raymond Ltd.	287,200	2,579
		14,631
Indonesia (1.4%)
Commercial Banks
Bank Central Asia Tbk PT	4,475,000	1,548
Bank Internasional Indonesia Tbk PT	1,395,500	22
Bank Rakyat Indonesia PT	6,594,000	2,029
		3,599
Diversified Telecommunication Services
Telekomunikasi Indonesia Tbk PT	2,620,000	1,573
Multiline Retail
Mitra Adiperkasa Tbk PT	5,554,800	497
Ramayana Lestari Sentosa Tbk PT	9,079,500	748
		1,245
Oil, Gas & Consumable Fuels
Bumi Resources Tbk PT	16,212,000	1,253
Real Estate
Kawasan Industries Jababeka Tbk PT	(a)63,752,000	$584
Tobacco
Gudang Garam Tbk PT	319,500	379
		8,633
Japan (55.4%)
Automobiles
Nissan Motor Co., Ltd.	950,000	9,629
Suzuki Motor Corp.	311,100	5,766
Toyota Motor Corp.	239,000	12,407
Yamaha Motor Co., Ltd.	245,000	6,400
		34,202
Building Products
Daikin Industries Ltd.	227,200	6,649
Nippon Sheet Glass Co., Ltd.	440,000	1,922
Sanwa Shutter Corp.	480,000	2,964
		11,535
Chemicals
Daicel Chemical Industries Ltd.	734,000	5,280
Denki Kagaku Kogyo KK	1,113,000	4,919
Kaneka Corp.	534,000	6,454
Lintec Corp.	179,700	4,131
Mitsubishi Chemical Holdings Corp.	(a)780,000	4,916
Nifco, Inc.	184,000	3,480
Shin-Etsu Polymer Co., Ltd.	320,000	4,386
Teijin Ltd.	800,000	5,082
Toyo Ink Manufacturing Co., Ltd.	365,000	1,641
		40,289
Commercial Services & Supplies
Dai Nippon Printing Co., Ltd.	310,000	5,522
Nissha Printing Co., Ltd.	40,000	1,160
		6,682
Computers & Peripherals
Fujitsu Ltd.	1,200,000	9,140
Mitsumi Electric Co., Ltd.	269,200	3,046
NEC Corp.	1,300,000	8,094
Toshiba Corp.	1,600,000	9,554
		29,834
Construction & Engineering
Kyudenko Corp.	244,000	1,703
Maeda Road Construction Co., Ltd.	190,000	1,391
Obayashi Corp.	707,000	5,211

4	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

	Shares	Value (000)
Japan (cont’d)
Construction & Engineering (cont’d)
Sanki Engineering Co., Ltd.	93,000	$820
		9,125
Consumer Finance
Hitachi Capital Corp.	227,900	4,543
Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	977	4,442
Electric Utilities
Tokyo Electric Power Co., Inc.	147,800	3,592
Electrical Equipment
Furukawa Electric Co., Ltd.	(a)970,000	7,586
Electronic Equipment & Instruments
Hitachi Ltd.	1,090,000	7,350
Kyocera Corp.	92,000	6,711
Ryosan Co., Ltd.	120,100	3,188
TDK Corp.	85,000	5,862
		23,111
Food & Staples Retailing
FamilyMart Co., Ltd.	164,000	5,550
Food Products
House Foods Corp.	138,400	2,101
Nippon Meat Packers, Inc.	295,000	3,098
		5,199
Household Durables
Casio Computer Co., Ltd.	348,600	5,837
Matsushita Electric Industrial Co., Ltd.	553,000	10,671
Rinnai Corp.	87,700	2,079
Sekisui Chemical Co., Ltd.	710,000	4,806
Sekisui House Ltd.	397,000	4,997
Sony Corp.	141,100	5,769
		34,159
Leisure Equipment & Products
Fuji Photo Film Co., Ltd.	200,000	6,616
Yamaha Corp.	291,800	4,854
		11,470
Machinery
Amada Co., Ltd.	500,000	4,411
Daifuku Co., Ltd.	300,000	5,102
Fuji Machine Manufacturing Co., Ltd.	147,100	2,976
Fujitec Co., Ltd.	207,000	1,217
Kurita Water Industries Ltd.	262,700	5,003
Minebea Co., Ltd.	690,000	3,681
Mitsubishi Heavy Industries Ltd.	1,700,000	7,498
Tsubakimoto Chain Co.	620,000	$4,312
		34,200
Media
Toho Co., Ltd.	87,600	1,962
Metals & Mining
Nippon Steel Corp.	400,000	1,425
Office Electronics
Canon, Inc.	183,000	10,710
Ricoh Co., Ltd.	450,000	7,882
		18,592
Pharmaceuticals
Astellas Pharmaceutical, Inc.	174,900	6,824
Daiichi Sankyo Co., Ltd.	(a)270,000	5,210
Ono Pharmaceutical Co., Ltd.	116,300	5,258
		17,292
Real Estate
Mitsubishi Estate Co., Ltd.	90,000	1,870
Road & Rail
East Japan Railway Co.	700	4,815
Semiconductors & Semiconductor Equipment
Rohm Co., Ltd.	41,800	4,549
Software
Nintendo Co., Ltd.	65,000	7,857
Textiles, Apparel & Luxury Goods
Nisshinbo Industries, Inc.	260,000	2,843
Trading Companies & Distributors
Hitachi High-Technologies Corp.	88,000	2,202
Mitsubishi Corp.	440,000	9,741
Nagase & Co., Ltd.	222,000	2,719
		14,662
		341,386
Malaysia (0.8%)
Construction & Engineering
Gamuda Bhd	1,602,000	1,348
Road Builder (Malaysia) Holdings Bhd	1,062,500	391
		1,739
Electric Utilities
Tenaga Nasional Bhd	468,000	1,226
Food Products
IOI Corp. Bhd	339,000	1,112
Real Estate
Bandar Raya Developments Bhd	2,589,200	593
MK Land Holdings Bhd	1,160,000	156
		749
		4,826

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

	Shares	Value (000)
Singapore (2.8%)
Airlines
Singapore Airlines Ltd.	331,000	$2,468
Commercial Banks
DBS Group Holdings Ltd.	244,000	2,421
Oversea-Chinese Banking Corp.	594,400	2,395
		4,816
Computers & Peripherals
Unisteel Technology Ltd.	1,401,000	1,542
Electronic Equipment & Instruments
Venture Corp., Ltd.	171,000	1,419
Hotels, Restaurants & Leisure
City Developments Ltd.	224,000	1,172
Industrial Conglomerates
SembCorp Industries Ltd.	564,000	929
Machinery
Hyflux Ltd.	1,216,500	2,012
Real Estate
CapitaLand Ltd.	1,464,000	3,028
		17,386
South Korea (8.3%)
Auto Components
Hankook Tire Co., Ltd.	(a)48,140	681
Hyundai Mobis	(a)41,790	3,833
Kumho Tire Co., Inc. GDR	(a)29,945	471
		4,985
Automobiles
Hyundai Motor Co.	(a)24,120	2,330
Hyundai Motor Co. (Preference)	(a)14,630	996
		3,326
Commercial Banks
Kookmin Bank	(a)25,480	1,935
Pusan Bank	(a)146,410	1,926
Shinhan Financial Group Co., Ltd.	(a)21,070	858
Woori Finance Holdings Co., Ltd.	(a)35,100	700
		5,419
Construction & Engineering
Doosan Heavy Industries & Construction Co., Ltd.	(a)135,290	5,096
GS Engineering & Construction Corp.	(a)18,090	952
		6,048
Electronic Equipment & Instruments
Samsung SDI Co., Ltd.	(a)12,580	1,455
Food Products
Orion Corp.	(a)11,874	3,306
Household Durables
Woongjin Coway Co., Ltd.	41,580	$988
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	12,360	1,570
Internet Software & Services
NHN Corp.	(a)6,930	1,857
Machinery
Doosan Infracore Co., Ltd.	(a)72,700	1,306
Hyundai Heavy Industries Co., Ltd.	(a)18,420	1,406
		2,712
Metals & Mining
Korea Zinc Co., Ltd.	(a)25,630	1,297
Oil, Gas & Consumable Fuels
S-Oil Corp.	12,020	842
SK Corp.	(a)29,880	1,545
		2,387
Personal Products
Amorepacific Corp.	(a)2,715	852
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	12,517	8,187
Samsung Electronics Co., Ltd. (Preference)	8,798	4,288
		12,475
Textiles, Apparel & Luxury Goods
Cheil Industries, Inc.	(a)40,780	1,137
Tobacco
KT&G Corp.	(a)26,530	1,186
		51,000
Taiwan (6.3%)
Auto Components
Cheng Shin Rubber Industry Co., Ltd.	638,578	564
Commercial Banks
Chinatrust Financial Holding Co., Ltd.	3,399,994	2,693
Mega Financial Holding Co., Ltd.	1,746,000	1,136
Taishin Financial Holdings Co., Ltd.	2,304,152	1,207
		5,036
Computers & Peripherals
Acer, Inc.	215,000	541
Compal Electronics, Inc.	1,411,000	1,272
High Tech Computer Corp.	42,000	788
Infortrend Technology, Inc.	520,000	789
		3,390

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

	Shares	Value (000)
Construction & Engineering
CTCI Corp.	1,423,687	$596
Diversified Financial Services
Fubon Financial Holding Co., Ltd.	491,180	421
Polaris Securities Co., Ltd.	1,551,719	702
		1,123
Electrical Equipment
Phoenixtec Power Co., Ltd.	981,885	1,071
Electronic Equipment & Instruments
AU Optronics Corp.	2,253,440	3,364
Delta Electronics, Inc.	1,254,066	2,571
Hon Hai Precision Industry Co., Ltd.	525,130	2,879
Radiant Opto-Electronics Corp.	416,088	1,014
		9,828
Household Durables
Tsann Kuen Enterprise Co., Ltd.	681,836	1,140
Insurance
Cathay Financial Holding Co., Ltd.	892,000	1,617
Shin Kong Financial Holding Co., Ltd.	3,285,647	2,557
		4,174
Leisure Equipment & Products
Asia Optical Co., Inc.	27,000	185
Largan Precision Co., Ltd.	241,946	3,818
		4,003
Metals & Mining
China Steel Corp.	472,000	359
Semiconductors & Semiconductor Equipment
MediaTek, Inc.	373,067	4,398
Taiwan Semiconductor Manufacturing Co., Ltd.	1,163,000	2,215
		6,613
Software
Cyberlink Corp.	92,000	253
Springsoft, Inc.	560,867	919
		1,172
		39,069
Thailand (3.8%)
Airlines
Thai Airways International PCL (Foreign)	(b)875,700	939
Commercial Banks
Bangkok Bank PCL (Foreign)	1,330,500	3,730
Kasikornbank PCL (Foreign)	2,264,700	$4,140
Siam City Bank PCL (Foreign)	934,200	553
Siam Commercial Bank PCL (Foreign)	775,100	983
		9,406
Construction & Engineering
CH. Karnchang PCL (Foreign)	(b)2,803,900	827
Italian-Thai Development PCL (Foreign)	(b)3,504,000	705
Sino Thai Engineering & Construction PCL (Foreign)	(b)2,795,700	838
		2,370
Diversified Telecommunication Services
True Corp PCL (Foreign)	(a)6,399,700	1,560
Household Durables
Asian Property Development PCL (Foreign)	(b)9,160,300	764
Land & Houses PCL (Foreign)	4,397,100	954
		1,718
Oil, Gas & Consumable Fuels
Banpu PCL (Foreign)	(b)182,900	584
PTT PCL (Foreign)	(b)348,700	1,921
Thai Oil PCL (Foreign)	(b)392,300	607
		3,112
Wireless Telecommunication Services
Advanced Info Service PCL (Foreign)	830,600	2,146
Total Access Communication PCL	(a)647,000	2,096
		4,242
		23,347
TOTAL COMMON STOCKS
(Cost $457,592)		603,508
INVESTMENT COMPANIES (1.1%)
India (1.1%)
Morgan Stanley Growth Fund
(Cost $1,593)	(a)(d)8,615,401	6,346

No. of Warrants
WARRANTS (0.0%)
Thailand (0.0%)
Construction & Engineering
Sino Thai Engineering & Construction PCL, expiring 4/18/08
(Cost $36)	(a)465,950	54

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	December 31, 2005

	Face Amount (000)		Value (000)
SHORT-TERM INVESTMENT (1.9%)
United States (1.9%)
Repurchase Agreement
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $11,886 (Cost $11,881)	$	(e)11,881	$11,881
TOTAL INVESTMENTS (101.0%)
(Cost $471,102)			621,789
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.0%)			(5,951)
NET ASSETS (100%)			$615,838

(a)	Non-income producing security.
(b)	Security was valued at fair value - At December 31, 2005, the Fund held $10,011,000 of fair valued securities, representing 1.6% of net assets.
(c)	144A Security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(d)

Investments of Securities of Affiliated issuer — The Morgan Stanley Growth Fund, acquired at a cost of $1,593,000, is advised by an affiliate of the Adviser. During the year ended December 31, 2005, the Fund sold 875,799 shares and incurred a realized gain of $430,000. The Fund derived no income from this security during the year ended December 31, 2005.

(e)

Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

@	Face Amount/Value is less than $500.
GDR	Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
HKD	809	$104	1/3/06	USD	104	$104	$	@—
JPY	2,016	17	1/5/06	USD	17	17	@—
		$121				$121	$	@—

HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
USD	—	United States Dollar

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*  Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	December 31, 2005 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $469,509)	$615,443
Investment in Security of Affiliated Issuer, at Value (Cost $1,593)	6,346
Cash	@—
Receivable for Investments Sold	1,848
Foreign Currency, at Value (Cost $535)	535
Dividends Receivable	363
Tax Reclaim Receivable	12
Interest Receivable	3
Unrealized Appreciation on Foreign Currency Exchange Contracts	@—
Other	14
Total Assets	624,564
Liabilities:
Payable For:
Dividends Declared	6,422
Investments Purchased	1,565
Investment Advisory Fees	516
Custodian Fees	59
Directors’ Fees and Expenses	15
Administration Fees	15
Unrealized Depreciation on Foreign Currency Exchange Contracts	@—
Other Liabilities	134
Total Liabilities	8,726
Net Assets
Applicable to 35,538,259 Issued and Outstanding $0.01
Par Value Shares (200,000,000 Shares Authorized)	$615,838
Net Asset Value Per Share	$17.33
Net Assets Consist of:
Common Stock	$355
Paid-in Capital	586,094
Undistributed (Distributions in Excess of) Net Investment Income	(4,856)
Accumulated Net Realized Gain (Loss)	(116,441)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Exchange Contracts and Translations	150,686
Net Assets	$615,838

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements

Statement of Operations	Year Ended December 31, 2005 (000)
Investment Income
Dividends (Net of $914 of Foreign Taxes Withheld)	$9,918
Interest	378
Total Investment Income	10,296
Expenses
Investment Advisory Fees (Note B)	5,424
Administration Fees (Note C)	434
Custodian Fees (Note D)	363
Professional Fees	143
Stockholder Reporting Expenses	119
Stockholder Servicing Agent	71
Directors’ Fees and Expenses	10
Other Expenses	68
Total Expenses	6,632
Waiver of Administration Fees (Note C)	(277)
Expense Offset (Note D)	@—
Net Expenses	6,355
Net Investment Income (Loss)	3,941
Net Realized Gain (Loss) on:
Investments in Unaffiliated Issuers	52,056
Investment in Affiliated Issuer	430
Foreign Currency Transactions	(276)
Net Realized Gain (Loss)	52,210
Change in Unrealized Appreciation (Depreciation) on:
Investments	47,887
Foreign Currency Translations	(7)
Change in Unrealized Appreciation (Depreciation)	47,880
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	100,090
Net Increase (Decrease) in Net Assets Resulting from Operations	$104,031

@ Amount is less than $500.

Statements of Changes in Net Assets	Year Ended December 31, 2005 (000)	Year Ended December 31, 2004 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$3,941	$3,067
Net Realized Gain (Loss)	52,210	37,532
Change in Unrealized Appreciation (Depreciation)	47,880	44,710
Net Increase (Decrease) in Net Assets Resulting from Operations	104,031	85,309
Distributions from and/or in Excess of:
Net Investment Income	(6,550)	(3,779)
Capital Share Transactions:
Repurchase of Shares (145,406 and 108,021 Shares, respectively)	(1,770)	(1,177)
Total Increase (Decrease)	95,711	80,353
Net Assets:
Beginning of Period	520,127	439,774
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(4,856) and $(2,406), respectively)	$615,838	$520,127

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.58	$12.29	$8.57	$9.24	$10.82
Net Investment Income (Loss)	0.11 †	0.09 †	0.05 †	0.02 †	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.81	2.31	3.75	(0.70)	(1.56)
Total from Investment Operations	2.92	2.40	3.80	(0.68)	(1.58)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.11)	(0.09)	(0.01)	—
Anti-Dilutive Effect of Share Repurchase Program	0.01	0.00 #	0.01	0.02	0.00 #
Net Asset Value, End of Period	$17.33	$14.58	$12.29	$8.57	$9.24
Per Share Market Value, End of Period	$15.53	$12.81	$10.85	$7.20	$7.49

TOTAL INVESTMENT RETURN:
Market Value	22.58%	19.06%	51.87%	(3.77)%	(13.78)%
Net Asset Value (1)	20.11%	19.63%	44.48%	(7.12)%	(14.60)%
RATIOS, SUPPLEMENTAL DATA:

Net Assets, End of Period (Thousands)	$615,838	$520,127	$439,774	308,817	$397,336
Ratio of Expenses to Average Net Assets(2)	1.17%	1.18%	1.26%	1.35%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.73%	0.66%	0.51%	0.17%	0.19%
Portfolio Turnover Rate	28%	25%	34%	37%	27%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.22%	1.19%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68%	0.65%	N/A	N/A	N/A

(1)   Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

†      Per share amount is based on average shares outstanding.

#      Amount is less than $0.005 per share

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements	December 31, 2005

The Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities.

A.    Accounting Policies:   The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                Security Valuation:    Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                Repurchase Agreements:   The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.                Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•     investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•     investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2005

end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Portfolio of Investments.

4.                Derivatives:     The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Structured Securities: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments.

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2005

Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant spreads may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

5.                Other:    Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees:    Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

C.    Administration Fees:    MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2005, $277,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.    Custodian Fees:    JPMorgan Chase Bank, N.A., (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes:    It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests.  Such taxes are generally based on income and/or capital gains earned or repatriated.  Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2005

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2004 was as follows:

2005 Distributions Paid From: (000)		2004 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$6,550	$—	$3,779	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains and losses related to foreign currency transactions and gains on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2005:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$ 159	$ (159)	$ —

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$256	$—

At December 31, 2005, the U.S. Federal income tax cost basis of investments was approximately $476,383,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $145,406,000 of which $170,216,000 related to appreciated securities and $24,810,000 related to depreciated securities.

At December 31, 2005, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $116,169,000 available to offset future capital gains, of which $39,007,000 will expire on December 31, 2006, $73,332,000 will expire on December 31, 2009 and $3,830,000 will expire on December 31, 2010. During the year ended December 31, 2005, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $52,056,000.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 3, 2006, for U.S. Federal income tax purposes, post-October currency losses of $87,000.

F.     Contractual Obligations:     The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Other:    During the year ended December 31, 2005, the Fund made purchases and sales totaling approximately $156,214,000 and $149,368,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the year ended December 31, 2005, the Fund incurred $41,600 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the year ended December 31, 2005, the Fund repurchased 145,406 of its shares at an average discount of 14.37% from net asset value per share. Since the inception of the program, the Fund has repurchased

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2005

15,397,432 of its shares at an average discount of 20.37% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On December 15, 2005 the Officers of the Fund, pursuant to authority granted by the Directors declared a distribution of $0.1807 per share, derived from net investment income, payable on January 6, 2006, to stockholders of record on December 23, 2005.

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2005 qualified dividend income totaled $6,833,000.

For the year ended December 31, 2005, the Fund intends to pass through to stockholders foreign tax credits of approximately $503,000 and has derived gross income from sources within foreign countries in the amount of approximately $10,816,000.

Reporting to Stockholders (Unaudited)

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record (Unaudited)

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Morgan Stanley Asia-Pacific Fund, Inc.

Report of Independent Registered Public	December 31, 2005
Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Asia-Pacific Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 13, 2006

Morgan Stanley Asia-Pacific Fund, Inc.

Director and Officer Information (unaudited)	December 31, 2005

Independent Directors:

Name, Age and Address of Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Michael Bozic (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Director	Director since 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (Utility Company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R- Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (Chemical Company).	197

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of the PMI Group Inc. (private mortgage insurance); Director and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Director since 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR,Inc. (home construction), Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holdings company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Director since 2001	President, Kearns & Associates LLC (Investment Consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Director	Director since 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.

Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Director since 2000	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JP Morgan Funds complex managed by JPMorgan Investment Management Inc.

Morgan Stanley Asia-Pacific Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2005

Interested Directors:

Name, Age and Address of Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Charles A. Fiumefreddo (72) c/o Morgan Stanley Funds Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman of the Board and Director	Chairman and Director since 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.

James F. Higgins (57) c/o Morgan Stanley Funds Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Director since 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*      Each Director serves an indefinite term, until his or her successor is elected.

**   The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

Officers:

Name, Age and Address of Executive Officer	Position(s)Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (66) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since July 2003)

President (since September 2005) and Principal Executive Officer of funds in the Fund complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated, Managing Director of Morgan Stanley; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Director of Morgan Stanley Trust; Managing Director and Director of Morgan Stanley Distributors Inc.; Executive Vice President and Principal Executive Officer of the Retail Funds (since April 2003) and the Institutional Funds (since July 2003); previously President and Director of the Institutional Funds (March 2001 – July 2003) and Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

J. David Germany (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf, London, United Kingdom E144QA	Vice President	Vice President since February 2006

Managing Director and Chief Investment Officer - Global Fixed Income of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc., and Van Kampen Asset Management. Managing Director and Director of Morgan Stanley Investment Management Ltd. Vice President (since February 2006) of the Morgan Stanley Retail Funds and Morgan Stanley Institutional Funds.

Dennis F. Shea (52) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since February 2006

Managing Director and Chief Investment Officer - Global Equity of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Van Kampen Asset Management. Vice President (since February 2006) of the Morgan Stanley Retail Funds and Morgan Stanley Institutional Funds. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley.

Morgan Stanley Asia-Pacific Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2005

Officers: (cont’d)

Name, Age and Address of Executive Officer	Position(s)Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Barry Fink (50) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since 2003

General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds and General Counsel (February 1997- April 2004) of the Retail Funds; previously Secretary (1997-2006) and Director (1997-2005) of the Morgan Stanley Investment Advisors Inc. and the Morgan Stanley Services Company Inc.; and Secretary and Director of Morgan Stanley Distributors Inc. (1997-2005).

Amy R. Doberman (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2004

Managing Director and General Counsel, U.S. Investment Management; Managing Director (since July 2004) and Secretary (since February 2006) of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc., Managing Director and Secretary of Morgan Stanley Distributors Inc. (since February 2006); Managing Director (since February 2005) and Secretary (since February 2006) of Morgan Stanley Services Company Inc.; Vice President of the Institutional and Retail Funds (since July 2004); various positions with the Van Kampen Funds and certain of their service providers; previously, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (42) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Chief Compliance Officer since 2004

Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since 2001

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); various positions with the Van Kampen Funds; formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

James W. Garrett (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since 2002 and Chief Financial Officer since 2003

Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PriceWaterhouseCoopers LLP).

Michael J. Leary (40) J.P. Morgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Assistant Treasurer since 2003	Director and Vice President of Fund Administration, J.P. Morgan Investor Services Co. (formerly Chase Global Funds Company); formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Secretary since 2001

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds and (since July 2003) the Retail Funds; formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

* Each Officer serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on July 19, 2005.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

Morgan Stanley Asia-Pacific Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10038
1 (800) 278-4353

Morgan Stanley Asia-Pacific Fund, Inc.

Directors
Charles A. Fiumefreddo	Dennis F. Shea
Michael Bozic	Vice President
Edwin J. Garn
Wayne E. Hedien	Barry Fink
James F. Higgins	Vice President
Dr. Manuel H. Johnson
Joseph J. Kearns	Amy R. Doberman
Michael Nugent	Vice President
Fergus Reid
Stefanie V. Chang
Officers	Vice President
Charles A. Fiumefreddo
Chairman of the Board	James W. Garrett
Treasurer and Chief
Ronald E. Robison	Financial Officer
President and Principal
Executive Officer	Carsten Otto
Chief Compliance Officer
J. David Germany
Vice President	Michael J. Leary
Assistant Treasurer

Mary E. Mullin
Secretary

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038
1(800) 278-4353

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 221-6726 or visit our website at www.morganstanley.com/im.

© 2006 Morgan Stanley

IS06-00155I-Y12/05

Item 2. Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase “to the detriment of the Fund.”:

“Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly).”

Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit A.

(2)           Not applicable.

(3)           Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that it has two “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors:  Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2005

	Registrant		Covered Entities(1)
Audit Fees	$60,753		N/A

Non-Audit Fees
Audit-Related Fees	$		$235,000	(2)
Tax Fees	$2,835	(3)	$52,799	(4)
All Other Fees	$		$956,268	(5)
Total Non-Audit Fees	$2,835		$1,244,067

Total	$63,588		$1,244,067

2004

	Registrant		Covered Entities(1)
Audit Fees	$57,860		N/A

Non-Audit Fees
Audit-Related Fees	$		$115,000	(2)
Tax Fees	$2,700	(3)	$100,829	(6)
All Other Fees	$		$60,985	(7)
Total Non-Audit Fees	$2,700		$276,814

Total	$60,560		$276,814

N/A- Not applicable, as not required by Item 4.

(1)           Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)           Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)           Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)           Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)           All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(6)           Tax Fees represent tax advice services provided to Covered Entities, including assistance in obtaining a private letter ruling and the research and identification of PFIC entities.

(7)           All Other Fees represent attestation services provided in connection with performance presentation standards.

(e)(1)                    The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated)

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit

Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)       Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Michael

Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services’ Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.           GUIDELINES

A.            Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.              General.

1.             Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•      Approval of financial statements, director and auditor reports.

•      General updating/corrective amendments to the charter.

•      Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.             Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.             Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.             Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.             Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.             Proposals to require the company to expense stock options will be supported.

7.             Open-ended requests for adjournment generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.             Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.             Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii.             Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.             The following proposals generally will be supported:

•      Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•      Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.             Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)   If a company’s board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer)  that may impair his or her independence;

(b)   If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)   A direct conflict exists between the interests of the nominee and the public shareholders;

(d)   Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)   A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)    A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.            Auditors

1.             Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

2.             Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.             Proposals to indemnify auditors will not be supported.

iv.            Anti-Takeover Matters

1.             Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.             Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.             Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.            Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.             The following proposals generally will be supported:

•      Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•      Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•      Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•      Proposals for share repurchase plans.

•      Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•      Proposals to effect stock splits.

•      Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.             The following proposals generally will not be supported (notwithstanding management support).

•      Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•      Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•      Proposals to create “blank check” preferred stock.

•      Proposals relating to changes in capitalization by 100% or more.

C.            Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.             The following proposals generally will be supported:

•      Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•      Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•      Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•      Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.             Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.             Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.             Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D.            Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.             Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.             Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.             Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.              Corporate Transactions

•      Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

ii.             Compensation

•      Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•      Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•      Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.            Other

•      Proposals for higher dividend payouts.

•      Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•      Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•      Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•      Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV.           ADMINISTRATION OF POLICY

A.            Proxy Review Committee

1.             The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)           The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)           The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)           The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)           The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)           In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)            The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)           The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.            Identification of Material Conflicts of Interest

1.     If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.     A material conflict of interest could exist in the following situations, among others:

(a)   The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)   The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)   Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.            Proxy Voting Reports

(a)           MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)           MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

FUND MANAGEMENT

As of the date of this report, the Fund is managed by members of the Emerging Markets and Japanese Equity teams. The teams consist of portfolio managers and analysts. The members of the teams jointly and primarily responsible for the day-to-day operation of the Fund are Narayan Ramachandran, John R. Alkire and Kunihiko Sugio, Managing Directors of the Sub-Adviser. Mr. Ramachandran has been associated with the Sub-Adviser in an investment management capacity since July 1996 and joined the team managing the Fund in September 2002. Mr Alkire has been associated with the Sub-Adviser in an investment management capacity since June 1981 and joined the team managing the Fund at its inception in August 1994. Mr. Sugio has been associated with the Sub-Adviser in an investment management capacity since December 1993 and joined the team managing the Fund at its inception in August 1994.

The composition of the teams may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2005:

As of December 31, 2005, Mr. Ramachandran managed nine mutual funds with a total of approximately $5.6 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $3.6 billion in assets; and 26 other accounts with a total of approximately $5.1 billion in assets. Of these other accounts, five accounts with a total of approximately $1.4 billion in assets, had performance based fees.

As of December 31, 2005, Mr. Alkire managed three mutual funds with a total of approximately $894.7 million in assets; no pooled investment vehicles other than mutual funds; and five other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $1.8 billion in assets.

As of December 31, 2005, Mr. Sugio managed three mutual funds with a total of approximately $721.6 million in assets; four pooled investment vehicles other than mutual funds with a total of approximately $762.8 million in assets; and 12 other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $3.6 billion in assets. Of these other accounts, two accounts with a total of approximately $2 billion in assets, had performance based fees.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The

Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•      Cash Bonus;

•      Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•      Investment Management Deferred Compensation Plan (IMDCP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMDCP fund menu.;

•      Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•      Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

•      Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•      Contribution to the business objectives of the Investment Adviser.

•      The dollar amount of assets managed by the portfolio manager.

•      Market compensation survey research by independent third parties.

•      Other qualitative factors, such as contributions to client objectives.

•      Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2005, none of the portfolio managers held any shares of the Fund.

Item 9. Closed-End Fund Repurchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Asia-Pacific Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 9, 2006

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 9, 2006